UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

Level 3 Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 888-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On July 14, 2011, Level 3 Communications, Inc. (“Level 3”) issued a press release announcing, among other things, that Level 3 confirmed its previously issued statement on expectations for the second quarter of 2011 and such statement could be attributed to the proposed private offering of senior notes to “qualified institutional buyers” under the Securities Act of 1933 and to non-U.S. persons outside the United States under Regulation S.

That press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full. This information, including the Exhibit 99.1 attached hereto, is not filed but is furnished to the Securities and Exchange Commission pursuant to Items 2.02 and 7.01 of Form 8-K. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K.

Some of the statements made in Exhibit 99.1 are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of Global Crossing by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; Level 3’s and Global Crossing’s plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts; and (ii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Amalgamation among Level 3, Global Crossing and Apollo Amalgamation Sub, Ltd. (the “Amalgamation Agreement”); (2) the inability to complete the transactions contemplated by the Amalgamation Agreement due to the failure to obtain the required stockholder approvals, (3) the inability to satisfy the other conditions specified in the Amalgamation Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Amalgamation Agreement; (4) the inability to successfully integrate the businesses of Level 3 and Global Crossing or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and Global Crossing, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, Global Crossing or others following announcement of the Amalgamation Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or Global Crossing may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect Level 3’s and the combined business’ results of operations and financial condition include, but are not limited to: the current uncertainty in the global financial markets and the global economy; a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; disruptions in the financial markets that could affect Level 3’s ability to obtain additional financing, and the company’s ability to: increase and maintain the volume of traffic on its network; develop effective business support systems; manage system and network failures or disruptions; develop new services that meet customer demands and generate acceptable margins; defend intellectual property and proprietary rights; adapt to rapid technological changes that lead to further competition; attract and retain qualified management and other personnel; successfully integrate acquisitions; and meet all of the terms and conditions of debt obligations.

Additional information concerning these and other important factors can be found within Level 3’s and Global Crossing’s respective filings with the SEC, which discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. Statements in this communication should be evaluated in light of these important factors. The forward-looking statements in this communication speak only as of the date they are made. Except for the ongoing obligations of Level 3 and Global Crossing to disclose material information under the federal securities laws, neither Level 3 nor Global Crossing undertakes any obligation to, and expressly disclaim any such obligation to, update or alter any forward-looking statement to reflect new information, circumstances or events that occur after the date such forward-looking statement is made unless required by law.

Item 8.01. Other Events

On July 14, 2011, Level 3 issued a press release announcing that Level 3 Escrow, Inc., an indirect, wholly owned subsidiary of Level 3 (“Level 3 Escrow”), planned to issue an additional $300 million aggregate principal amount of 8.125% Senior Notes due 2019 in a proposed private offering to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933.  Later on July 14, 2011, Level 3 issued a subsequent press release announcing that Level 3 Escrow agreed to sell an additional $600 million aggregate principal amount of 8.125% Senior Notes due 2019 in a private offering to “qualified institutional buyers” and to non-U.S. persons outside the United States under Regulation S. This offering represented an additional offering of the 8.125% Senior Notes due 2019 that were issued on June 9, 2011.  The notes offered in this offering are being issued as additional notes under the same indenture as the 8.125% Senior Notes issued on June 9, 2011, and will be treated under that indenture as a single series of notes with the outstanding 8.125% Senior Notes.

The initial press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full. The subsequent press release is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated July 14, 2011, relating to the confirmation of expectations for the second quarter of 2011.

99.2	Press Release, dated July 14, 2011, relating to the launching of the private offering of additional 8.125% Senior Notes due 2019 by Level 3 Escrow, Inc.

99.3	Press Release, dated July 14, 2011, relating to the pricing of the private offering of additional 8.125% Senior Notes due 2019 by Level 3 Escrow, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President
Date: July 19, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release, dated July 14, 2011, relating to the confirmation of expectations for the second quarter of 2011.

99.2	Press Release, dated July 14, 2011, relating to the launching of the private offering of additional 8.125% Senior Notes due 2019 by Level 3 Escrow, Inc.

99.3	Press Release, dated July 14, 2011, relating to the pricing of the private offering of additional 8.125% Senior Notes due 2019 by Level 3 Escrow, Inc.